SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K

                                Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):  January 28, 2000



                             Ralcorp Holdings, Inc.
             (Exact name of registrant as specified in its charter)

       Missouri                    1-12619                     43-1766315
  (State or other                (Commission                 (I.R.S. Employer
  Jurisdiction of                File Number)               Identification No.)
   Incorporation)


             800 Market Street, Suite 2900
                   St. Louis, MO                         63101
               (Address of principal                  (Zip Code)
                 executive offices)


                                 (314) 877-7000
              (Registrant's telephone number, including area code)

Item  5.     Other  Events.

In a press release dated January 28, 2000, a copy of which is attached hereto as
Exhibit 99.1 and the text of which is incorporated by reference herein, the registrant announced its first quarter earnings.

Item  7.          Financial  Statements  and  Exhibits.

Exhibit  99.1     Press  Release  dated  January  28,  2000


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                           RALCORP  HOLDINGS,  INC.
                                           (Registrant)


Date:  January 28, 2000                    By:  /s/  T. G. Granneman
                                                ----------------------
                                           Duly Authorized Signatory and
                                           Chief Accounting Officer

                                  EXHIBIT INDEX


Exhibit
Number                            Description
------                            -----------


Exhibit 99.1     Press Release dated January 28, 2000